UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2020

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 300 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 434-1113

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Oncternal Therapeutics, Inc. (“Oncternal” or the “Company”), plans to use an updated presentation in its upcoming meetings with investors and analysts. A copy of the updated presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Oncternal’s updated corporate slide presentation has been posted to the Company’s website, www.oncternal.com. Oncternal plans to use its website to disseminate future updates to its corporate presentations and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, Oncternal makes no admission as to the materiality of Item 7.01 in this report or the presentation available on Oncternal’s website. The information contained in the presentation is summary information that is intended to be considered in the context of Oncternal’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Oncternal makes, by press release or otherwise, from time to time. Oncternal undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

 Cautionary Note Regarding Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. Forward looking statements include statements regarding: the expected timing for achieving key milestones, including completing and announcing results of clinical trials of the Company’s product candidates, and the anticipated market potential, duration of patent coverage, and ability to obtain and maintain favorable regulatory designations for the Company’s product candidates and preclinical programs. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties inherent in the Company’s business, including, without limitation: risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; uncertainties associated with the clinical development and process for obtaining regulatory approval of Oncternal’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the risk that results seen in a case study of one patient may not predict the results seen in other patients in the clinical trial, including the possibility that there may not be additional complete or sustained responses from any other patients in the study; the risk that interim results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, and as more patient data become available; the risk that unforeseen adverse reactions or side effects may occur in the course of developing and testing Oncternal’s product candidates; potential changes in the regulatory environment for developing and obtaining approval of product candidates and preclinical programs, which may result in delays or termination of development of such product candidates or preclinical programs, or unexpected costs in obtaining regulatory approvals; the risk that Oncternal may be unable to obtain sufficient additional capital to continue to advance the development of its product candidates and preclinical programs; and other risks described in the Company’s prior reports as well as in public periodic filings with the U.S. Securities & Exchange Commission. All forward-looking statements in this report are current only as of the date hereof and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Updated Corporate Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: January 13, 2020	By:	/s/ James B. Breitmeyer
Name: James B. Breitmeyer, M.D., Ph.D.
Title: President and Chief Executive Officer

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